UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023 (September 5, 2023)

AMERICAN SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 000-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to
Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AMSWA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

Stock Purchase Agreement

On September 5, 2023, Logility, Inc., a Georgia corporation (“Logility”) and wholly owned subsidiary of American Software, Inc. (“American Software”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the shareholders (each a “Shareholder” and, collectively, the “Shareholders”) of Garvis AI Limited, a private limited company organized and registered under the laws of England and Wales (“Garvis”) and Piet Buyck, in his capacity as the representative of the Shareholders. The Purchase Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Logility will purchase from the Shareholders all of the issued and outstanding shares of capital stock of Garvis (the “Garvis Shares”), and pay the purchase price to the Shareholders, as provided in the Purchase Agreement (collectively, the “Transaction”).

The parties to the Purchase Agreement closed the Transaction on September 5, 2023. Effective upon the consummation of the Transaction (the “Closing”), Garvis became an indirect wholly owned subsidiary of American Software.

The Purchase Agreement provides for a total purchase price (the “Purchase Price”) of $25.0 million (the “Base Cash Price”), subject to various upward or downward adjustments, including for working capital, cash, indebtedness and transaction expenses of Garvis. Additionally, pursuant to the Purchase Agreement, a total of $920,000 was withheld from the Base Cash Price at the Closing and deposited by Logility into various escrow accounts with an escrow agent. As an inducement to Logility entering into the Purchase Agreement, certain of Garvis’ founders (the “Founders”) entered into employment agreements with Logility, effective as of the Closing.

The Purchase Agreement contains customary representations, warranties and covenants. The representations and warranties made by the Founders and other Shareholders to Logility cover a broad range of items related to, among other things, the business and financial condition of Garvis. Subject to certain exceptions and limitations, including but not limited to time limitations and limitations on sources of recovery, the Founders and other Shareholders have agreed to indemnify Logility for certain breaches of representations, warranties and covenants and certain other enumerated items. Subject to certain exceptions and limitations, Logility has likewise agreed to indemnify the Shareholders for certain breaches of representations, warranties and covenants. The foregoing limitations on indemnification obligations are subject to an exception for fraud by the indemnifying party.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been included as an exhibit to provide investors with information regarding its terms. It is not intended to provide any other factual information about Logility, Garvis or any of their respective affiliates.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to that agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to that agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Logility, Garvis or any of their respective affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in American Software’s public disclosures.

Item 7.01.	Regulation FD Disclosure

On September 7, 2023, American Software issued a press release announcing Logility’s execution of the Purchase Agreement and the Closing of the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1†	Stock Purchase Agreement, dated as of September 5, 2023, among Logility, Inc., each of the shareholders of Garvis AI Limited and Piet Buyck, as Shareholder Representative.

99.1	Press Release dated September 7, 2023.

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. American Software hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2023		AMERICAN SOFTWARE, INC.

	By:	/s/ Vincent C. Klinges
Vincent C. Klinges
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1†	Stock Purchase Agreement, dated as of September 5, 2023, among Logility, Inc., each of the shareholders of Garvis AI Limited and Piet Buyck, as Shareholder Representative.

99.1	Press Release dated September 7, 2023.

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. American Software hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.